UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2020

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Helmerich & Payne, Inc. 2020 Omnibus Incentive Plan

At the 2020 Annual Meeting of Stockholders of Helmerich & Payne, Inc. (the “Company”) held on March 3, 2020 (the “2020 Annual Meeting”), the Company’s stockholders approved the Helmerich & Payne, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”). The 2020 Plan is a stock and cash-based incentive plan and includes provisions by which the Company may grant executive officers, employees and directors stock options, stock appreciation rights, restricted shares and restricted share units, share bonuses, other share-based awards and cash awards.  The 2020 Plan is more fully described in the Company’s Definitive Proxy Statement for the 2020 Annual Meeting (the “Proxy Statement”).  The full text of the 2020 Plan was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on January 21, 2020 and is incorporated herein by reference.

ITEM 5.07           Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, 110,267,912 shares of the Company’s common stock were outstanding and entitled to vote at the meeting and 98,801,805 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the 2020 Annual Meeting, as well as the results of the votes cast at the meeting:

1.          To elect as Directors the eleven nominees listed below and named in the Company’s Proxy Statement for one-year terms expiring in 2021.

Nominee	For	Against	Abstain	Broker Non-Vote
Delaney M. Bellinger Kevin G. Cramton Randy A. Foutch Hans Helmerich John W. Lindsay José R. Mas Thomas A. Petrie Donald F. Robillard, Jr. Edward B. Rust, Jr. Mary M. VanDeWeghe John D. Zeglis	87,383,078 87,268,576 84,536,663 85,406,277 87,244,811 74,477,082 87,083,526 87,178,863 84,604,087 87,655,653 84,602,287	864,832 977,288 3,710,038 2,847,935 1,007,996 13,771,539 1,162,838 1,067,833 3,640,981 583,605 3,642,845	47,513 49,559 48,722 41,211 42,616 46,802 49,059 48,727 50,355 56,165 50,291	10,506,382 10,506,382 10,506,382 10,506,382 10,506,382 10,506,382 10,506,382 10,506,382 10,506,382 10,506,382 10,506,382

2.          To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending September 30, 2020.

For	Against	Abstain	Broker Non-Vote
96,465,412	2,141,141	195,252	0

3.       To cast an advisory vote to approve the compensation of our executives disclosed in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Vote
82,725,207	5,105,939	464,277	10,506,382

4.       To consider and vote to approve the proposed Helmerich & Payne, Inc. 2020 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
83,978,199	4,150,272	166,952	10,506,382

ITEM 8.01.          Other Events.

The Board of Directors the Company, at a Board of Directors meeting held on March 4, 2020, declared a quarterly cash dividend of $0.71 per share on its common stock, June 1, 2020, to stockholders of record at the close of business May 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ Debra R. Stockton
Name:	Debra R. Stockton
Title:	Corporate Secretary

Date: March 4, 2020